Exhibit 99.3

No...v..09 ....................
Renewal of
Policy No......................

                             CREDIT INSURANCE POLICY

                               [OLD REPUBLIC LOGO]
                                Insurance Company

                            GREENSBURG, PENNSYLVANIA
                                 A STOCK COMPANY
                        (hereinafter called the Company)

In consideration of the stipulations and provisions hereinafter set forth and of the premium hereinafter specified, does insure The Bank of New York as trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation a corporation organized under the laws of New York, hereinafter called the Assured, whose address is New York, New York, against loss (only as herein defined and limited) due to Default by a Borrower from the Assured in the repayment to the Assured of Loans evidenced by Eligible Notes, reported to the Company and insured hereunder which were made to finance the alteration, repair, conversion, improvement or modernization of real property.

This Policy shall be effective from the 1st day of August, 2006, at 12:01 A.M. at the place of business of the Assured and shall remain in force continuously until cancelled. The coverage afforded by this Policy shall attach to a particular loan coincident with the actual disbursement by the Assured of the Loan during such period.

The Assured shall pay the Company a premium calculated upon the entire term of the Note at the rate of As Endorsed Hereunder % per annum of the net proceeds (as hereinafter defined) of any Loan reported for insurance, which premium shall be payable within 15 days after the close of the month in which the Loan is made or purchased. In computing the premium, no charge shall be made for a fractional period of a month consisting of 15 days or less and a charge for a full month shall be made for a fractional period of a month consisting of more than 15 days.

Loans shall be reported to the Company for insurance on the form prescribed by the Company within 15 days after the close of the month in which the Loan is made or purchased.

The Company's liability for loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to five thousand dollars ($5,000.00) unless a higher limit is specifically approved by the Company and is endorsed hereon. The Company's maximum cumulative liability for Loss under this Policy is further limited to ten percent (10%) of the Aggregate net proceeds of loans insured hereunder made by the Assured during the 12 month period immediately following the effective date of this Policy and during each succeeding 12 month period in which this Policy is in full force and effect. The Company's maximum liability under this Policy shall in no event exceed $94,185,627 during each such 12 month period.

This Policy is made and accepted subject to the foregoing provisions and stipulations and those hereinafter stated which are hereby made part of this Policy, together with such other provisions, stipulations and agreements as may be added hereto, as provided in this Policy.

IN WITNESS WHEREOF, the Company has duly executed these presents; but this Policy shall not be valid unless countersigned by a duly authorized representative of the Company.


Countersigned this.................
                                                                      President

day of ......................, 20..

OLD REPUBLIC INSURANCE COMPANY
                                                                      Secretary

By /s/
      Authorized Representative
ICS-1C-Rev. 8/59                                                          01/06

                           PROVISIONS AND STIPULATIONS

1.    DEFINITIONS

      a. "Loan" means an advance of funds, or the purchase of an obligation, evidenced by an Eligible Note, the proceeds of which have been or are to be used for the alteration, repair, conversion, improvement or modernization of real property located within the continental limits of the United States of America.

      b. "Eligible Note" or "Note" means any written evidence of obligation, including a note, bond, mortgage or indenture which:

            (1) Bears the genuine signature of the Borrower and all other parties to the instrument, is complete and regular on its face, and is valid and enforceable against the Borrower; and

            (2) Contains an acceleration clause which provides for acceleration of maturity either automatically or at the option of the holder, in the event of default in payment of any installment upon the due date thereof; and

            (3) Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within sixty months and 32 days from the date of the Note. If the principal income of the Borrower is derived from a seasonal operation or business, the Note may be made payable in installments corresponding with the seasonal variation in Borrower's income shown on his application for credit; provided the first installment is payable within twelve months of the date of the Note; and further provided that the sum of installments to be paid in any year subsequent to the first year shall not be greater than the proportion of the total debt which is to be paid in the first year; and further provided that a token payment is due in each off-season month; and

            (4) Is for an amount such that the net proceeds, as defined below, of such note plus the then unpaid net proceeds of any other loans insured by the Company made by the Assured to the individual Borrower making the note are not in excess of $5,000,000, except that specified notes for greater amounts may be insured hereunder upon endorsement of this policy specifically insuring such notes.

      c. "Borrower" means one, whether individual, partnership, corporation or other legal entity, who applies for and receives a Loan, evidenced by an Eligible Note, and whose interest in the real property to be improved is:

            (l) A fee title; (2) a life estate; (3) a leasehold estate having a fixed term expiring after the maturity of the Note; or (4) an equitable interest under a contract or deed of trust to create an interest in real property of the character described in (1), (2) or (3). No such person shall be accepted by the Assured as a Borrower if such person is past due more than fifteen days as to the payment of an obligation owed the Assured or any obligation insured by the Company or is past due more than thirty days as to the payment of any other indebtedness evidenced by a note, bond or contract signed by set person and the Assured through its usual credit investigation is placed on notice of such fact or facts, unless other circumstances known to the Assured make a loan to such person a credit risk acceptable to a prudent lender.

      d. "Payment" or "Installment" means a deposit by the Borrower with the Assured of funds which represent the full or partial repayment of a Loan according to the terms of the Note evidencing such Loan.

      e. "Default" means the failure of the Borrower to make any payment to the Assured at the time and in the manner and amount specified in the Note evidencing the Loan.

      f. "Date of Default" means the earliest date upon which an installment or payment was due which was not, paid by the Borrower according to the terms of the Note.

      g. "Loses" means the amount payable to the Assured by the Company as provided in paragraph 5 hereof.

      h. "Net Proceeds" means the amount of the loan actually made or the purchase price of the note, exclusive of finance charges, fees, and other deductions.

2. CONDITIONS PRECEDENT TO RECOVERY

      Prior to making a Loan, the Assured shall obtain a dated credit application fully executed by the Borrower. The credit application supplemented by such other information as the Assured deems necessary, must, in the judgment of the Assured, clearly show the Borrower to be solvent, with reasonable ability to repay the Loan, and in other respects a reasonable credit risk. If, after the Loan is made, the Assured discovers any material misstatements in the credit application, or misuse of the proceeds of the Loan by the Borrower, the Assured shall promptly report such discovery to the Company

      The Assured shall exercise due diligence in disbursing proceeds of loans and in effecting collections and shall service its Loans in accordance with acceptable practices of prudent lending institutions.

      All payments received on account of the Note, except late charges, must be applied to the maturing installments in their order, except that any sum received by the Assured in excess of three advanced monthly payments shall be credited to the final installments in the absence of specific written instructions from the Borrower to do otherwise.

      Claim may be made after Default provided written demand has been made on the Borrower for the full unpaid balance of the Note. The Company reserves the right to require the Assured to reduce the Note to judgment subject to the limitations of the terms of the Note.

3.    NOTICE OF DEFAULT AND FILING OF CLAIMS FOR LOSS

      Should a default continue for a period of 90 days, notice thereof must be filed with the Company monthly thereafter, on the form prescribed by the Company until the Default is cured or a claim of Loss filed. A claim for Loss may be filed as to an individual Loan at any time after Default but in no event later than six months after Default unless the Company shall grant an extension of the claim period in writing. Claims shall be filed on Proof of Loss forms provided by the Company, which shall include an assignment of the Assured's interest in the defaulted Note to the Company or such other person as may be designated by the Company as assignee.

4.    PAYMENT OF LOSS

      All adjusted claims shall be paid or made good within thirty days after presentation of satisfactory evidence of Loss to the Company.

5.    LIMIT OF LOSS

      In addition to the limitations heretofore set out, the Company shall be obligated to pay hereunder only the full unpaid balance of the Note or of the actual purchase price thereof; whichever is lesser, loss the unearned discount thereon, plus

      a. uncollected earned interest to date of Default and interest at the rate of 4% per annum from the date of Default to the date of presentation of Proof of Loss; plus

      b. uncollected court costs (including fees paid for issuing, serving and filing summons); plus

      c.    attorneys' fees actually paid, not exceeding;

            (1) 25 percent of the amount collected by the attorney on the defaulted Note provided the Assured does not waive its claim against the Borrower for such fees; plus

            (2) $25.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by suit, or $10.00 or 15 percent of the balance due on the Note, whichever is the lesser, if a judgment is secured by confession after default; plus

            (3) $50.00 plus 5 percent of the balance due on the Note as an additional fee where the action is contested and judgment is obtained;

      less any part of the foregoing amounts which the Assured has collected from others, or which the Assured can collect from a reserve or holdback funds in its hands.

6.    SUBROGATION

      In the event of any payment under this Policy, the Company shall be subrogated in all of the Assured's rights of recovery against the Borrower and any other person or organization liable under the terms of Note and against any reserve or holdback funds in its hands, and the Assured shall execute and deliver at the request of the Company instruments and papers and do whatever else is necessary to transfer, assign and secure such rights. The Assured shall do nothing after Loss to prejudice such rights, and the execution by the Assured of a release or waiver of the right to collect the unpaid balance of a Loan shall equally release the Company from any further obligation under this Policy as to said Loan, anything in this Policy to the contrary notwithstanding.

7.    TRANSFER OR PREPAYMENT OF LOANS REPORTED FOR INSURANCE

      All liability under this Policy with respect to any individual loan shall terminate upon sale or transfer (including without limiting the generality of application of this section, transfers pursuant to, or resulting from merger or consolidation of the Assured with any other corporation or company) of such loan, or the note evidencing same, to any transferee not holding a similar Policy issued by the Company.

      Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company. In the event of such a sale or transfer, the continuing liability of the Company to the transferee with regard to the loan or loans sold or transferred shall be ten percent of the aggregate unpaid balance of the net proceeds of such loan or loans at the time of transfer or sale, and the aggregate limit of liability of the Company to the Assured hereunder shall be reduced by an equal amount.

      In no event will the Company refund any premium to the Assured upon the sale or transfer of any loan or loans insured hereunder.

      Nothing contained herein shall be construed to prevent the pledging of such loans, or the notes evidencing the same, as collateral security under a bona fide loan agreement.

      In the event that the Borrower shall prepay an eligible loan for which the required premium has been paid by the Assured to the Company, upon receipt of a report of such prepayment and application for premium refund on the form prescribed by the Company, the Company shall return to the Assured a premium refund calculated according to the sum-of-the-digits method, and the aggregate cumulative liability of the Company hereunder shall be reduced by ten percent of the original net proceeds of said loan.

8.    REPORTS AND EXAMINATION

      The Company may at any time call upon the Assured for such reports as it may deem necessary and may inspect the books or the Accounts of the Assured as they pertain to the Loans reported for insurance hereunder. All Loans reported to the Company for insurance hereunder shall be identified by methods satisfactory to the Company on the records of the Assured.

9.    AMENDMENTS

      Notice to any agent or knowledge possessed by any agent or by any other person shall not effect a waiver or a change in any part of this Policy or estop the Company from asserting any right under the terms of this Policy. The terms of this Policy may be waived or changed only after written approval of the Company and by an endorsement signed on behalf of the Company by its President, Vice President or Secretary and countersigned by a duly authorized representative of the Company.

10.   MISREPRESENTATION AND FRAUD

      The Policy shall be void if the Assured has concealed or misrepresented any material fact or circumstance concerning this insurance or the subject thereof or in case of any fraud, attempted fraud or false swearing by the Assured touching any matter relating to this insurance or the subject thereof whether before or after a loss, or if the Assured shall make any claim which is false at fraudulent either in amount or otherwise.

11.   OTHER INSURANCE

      If at the time of Loss or Default there is any other valid and collectible insurance which would attach if this insurance had not been effected, this insurance shall apply only as excess and in no event as contributing insurance, and then only after all other insurance has been exhausted.

12.   ASSIGNMENT OF POLICY

      This Policy shall be void if assigned or transferred without the written consent of this Company, whether such transfer be voluntary or involuntary.

13.   SUIT AGAINST COMPANY

      No suit, action or proceeding for the recovery of any claim under this Policy shall be instituted or sustainable in any court of law or equity unless Proof of Loss has been duly filed with respect thereto, and unless such suit, action or proceeding be commenced within twelve months next after Default; provided, however, that if by the laws of the State within which this Policy is issued such limitation is invalid, then any such claims shall be void unless such action, suit or proceedings be commenced within the shortest limit of time permitted by the laws of such State to be fixed herein.

14.   CANCELLATION

      This Policy may be cancelled by the Assured by mailing to the Company written notice stating when thereafter such cancellation shall be effective. This Policy may be cancelled by the Company by mailing to the Assured at the address shown in this Policy or last known address written notice stating when, not less than five days thereafter, such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient proof of notice and the effective date of cancellation stated in the notice shall become the end of the policy period. Delivery of such written notice either by the Assured or by the Company shall be equivalent to mailing.

      Cancellation of this Policy shall not affect the insurance privilege of the Assured with respect to any loan previously reported for insurance.

15.   CONFORMITY TO STATUTE

      Terms of this Policy which are in conflict with the statutes of the State wherein this Policy is issued are hereby amended to conform to such statutes.


   ==============================================


   No. V 09
   -------------------------------
   Renewal of
   Policy No.
              --------------------

                 [OLD REPUBLIC LOGO]
                 Insurance Company

              GREENSBURG, PENNSYLVANIA

                 (A STOCK COMPANY)
          The Bank of New York as trustee
         the benefit of the holders of home
              Equity Loan Asset Backed
         Certificates, Series 2006-S4, and
            Ambac Assurance Corporation

                     ISSUED TO
                 New York, New York

                  CREDIT INSURANCE
                       POLICY


   ICS-1C -- Rev. 8/59               01/06


   ==============================================

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No.
      V09

      issued to: The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby under stood and agreed that coincident with the effective date of the Policy, Page 1, Paragraph 5, Sentence 1 of the Policy is deleted in its entirety and replaced with:


            "The Company's liability for Loss with respect to any Insured Loan or Loans to an individual Borrower who defaults to the Assured hereunder shall be limited to three hundred fifty thousand dollars ($350,000.00), provided such Insured Loan meets all of the qualifications set forth in the Company's qualifying specifications for guideline underwriting and Company 'Sanctioned Guidelines' in effect on the date of such Insured Loan, unless a higher limit is specifically approved by the Company through the issuance of a Certificate of Insurance effective as of the date of the Loan."




      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September, 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to   The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates. Series 2006-S4, and Ambac Assurance Corporation

      by          OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, under Provisions and Stipulations, Definition b (3), Sentence 1, is deleted in its entirety and replaced with:


            "Contains payment and maturity requirements meeting the following specifications: The Note shall be payable in approximately equal monthly installments, the first of which shall fall due within six months and the last within 360 months and 32 days from the date of the Note."







      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August l, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, under Provisions and Stipulations, Definition
      b. (4) of the Policy is deleted in its entirety and replaced with:



            "Is for an amount such that the insured Net Proceeds, an defined below, of such Note plus the then unpaid insured Net Proceeds of any other Loans insured. by the Company made by the Assured to the individual Borrower making the Note are not in. excess of Three Hundred Fifty Thousand Dollars ($350,000.00), and that (b) such insured Note meets the Company's qualifying specifications for underwriting and Company 'Sanctioned Guidelines' in effect on the day of the Loan, except that specified Notes for greater amounts may be insured hereunder upon the issuance by the Company of a certificate of insurance specifically insuring such Notes."


      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg. Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1, Paragraph 2, Sentence 2 and Paragraph 3 are deleted in their entirety and replaced with:


            "The coverage afforded by this Policy shall attach to a particular Loan commencing the first premium payment by the Assured to the Company for such Loan.


            "The Assured shall pay the Company a monthly premium as endorsed hereunder on the unpaid balance outstanding at the beginning of every month of any Loan reported for insurance. The premium shall be payable on the 25th day of every month in which there is an unpaid balance outstanding on a Loan reported for insurance. The first premium payment shall be due on the date upon which the Loan is reported for insurance."


      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy
      No. V 09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania





      It is hereby understood and agreed that coincident with the effective date of the Policy, Page 1 is supplemented as follows:


            "Notwithstanding any terms to the contrary in the Policy and each endorsement thereto, the Company acknowledges that the duties and obligations of the Assured under the Policy will be performed by the servicer of the Loans and not by the Assured, other than the duty to pay the premium which shall remain with the Assured. The Company will treat such servicer as the Assured for all such purposes under the Policy. The Assured shall remain the beneficiary of any payments made by the Company under the Policy."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V09 issued to THE BANK of NEW YORK as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania

      This endorsement is issued in consideration of the Assured's request for the change in mode of premium permitted herein.

      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 7 under Provisions and Stipulations is deleted in its entirety and replaced with:

            "All liability for Loss under this Policy with respect to any individual Loan shall terminate upon sale or transfer of such Loan (including, without limiting the generality of application of this section, transfers pursuant to or resulting from merger or consolidation of the Assured with any other corporation or company). Such sales or transfers may be made to a transferee holding a similar Policy issued by the Company only with the prior written approval of the Company.

            In no event will the Company refund any premium to the Assured upon the sale or transfer of any Loan or Loans insured hereunder.

            In the event of a sale or transfer, the cumulative liability for Loss for the applicable Policy Period shall be reduced by ten percent (10%) of the Net Proceeds of all such Loans. If at the time of any sale or transfer of Loans the Losses paid by the Company exceed the reduced cumulative liability for Loss for the applicable Policy Period, the Assured shall refund such excess to the Company within thirty (30) days of the Company's invoice and the Company shall have no further liability for Loss for that Policy Period.

            Nothing contained herein shall be construed to prevent the pledging of such Loans as collateral security under a bona fide loan agreement."

      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

            This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 2 under Provisions and Stipulations, Paragraph 4, Sentence 2, which reads:


            "The Company reserves the right to require the Assured to reduce the Note to judgment subject to the limitations of the terms of the Note."


      is deleted in its entirety.


      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania



      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 5.a. under Provisions and Stipulations is deleted entirety and replaced with:

            "uncollected earned interest shall be paid to the date of presentation of proof of Loss; plus".




      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy
      No. V 09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood, and agreed that coincident with the effective date of the Policy, Section 6, Sentence 1 is deleted in its entirety and replaced with:


            "In the event of any payment under this Policy, the Company shall be subrogated to all of the Assured's rights of recovery against the Borrower and any other person or organization liable under the terms of the defaulted Note and the Assured shall execute and deliver at the request of the Company instruments and papers and do whatever else is necessary to transfer, assign and secure such rights."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 2, paragraph 3, sentence 1 under Provisions and Stipulations is deleted in its entirety and replaced with:


            "All payments received on account of the Note, except late charges, must be applied to the maturing installments in their order in the absence of specific written instructions from the Borrower to do otherwise."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Faulty Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


         It is hereby understood and agreed that coincident with the effective date of the policy Page 1, Paragraph 3, Sentence 1, is modified to read:


            The Assured shall pay the Company monthly premium of .086% on the unpaid balance outstanding at the beginning of every month of any Loan reported for insurance.



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 under Provisions and Stipulations, Definition c. of the Policy is deleted in its entirety and replaced with:


            "'Borrower' means one, whether individual, partnership, corporation or other legal entity, who applies for and receives a Loan, evidenced by an Eligible Note."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      Issued to: The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by         OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1, Definition a., under Provisions and Stipulations is deleted in its entirety and replaced with:


            "'Loan' means an advance of funds, evidenced by an Eligible Note, the proceeds of which have been or are to be used for any lawful purpose, located within the United States of America."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy
      No. V 09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 9, Sentence 2 under Provisions and Stipulations is deleted:


            "or of the actual purchase price thereof, whichever is lesser, less the unearned discount thereon,"



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 4 under Provisions and Stipulations is deleted in its entirety and replaced with:


            All Losses shall be paid or made good within thirty days after presentation of satisfactory evidence of Loss to the Company.



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 9, Sentence 2 under Provisions and Stipulations is deleted in its entirety and replaced with:


            "The terms of this Policy may be waived or changed only after written approval of the Company and by an Endorsement signed on behalf of the Company by its President, Vice President or Secretary and countersigned by a duly authorized representative of the Company. Such endorsement shall only be effective with respect to Loans that are reported for insurance after the effective date of that endorsement."





      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 13 is amended as follows:


            The word "Default" is replaced with the term "Proof of Loss has been filed".



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY. Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, the following language in Section 5, under Provisions and Stipulations is deleted:


            "less any part of the foregoing amounts which the Assured has collected from others, or which the Assured can collect from a reserve or holdback funds in its hands."


      and replaced with:


            "unless agreed to by the Company."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy
      No. V 09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      This endorsement is issued in consideration of the Assured's request for the change in mode of premium permitted herein.


            Its is hereby understood and agreed that coincident with the effective date of the Policy, Section 14 under Provisions and Stipulations, Paragraph 2 is deleted in its entirety and replaced with:


                  "Cancellation of this Policy by the Company shall not affect the insurance coverage on Loans previously reported to the Company for insurance pursuant to the fourth paragraph of the Policy, and the Assured shall continue to remit monthly premium payment with respect to all such Loans."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      This endorsement is issued in consideration of the Assured's request for the change in mode of premium permitted herein.


         It is hereby understood and agreed that coincident with the effective date of the Policy, Section 14 under Provisions and Stipulations, Paragraph 2 is deleted in its entirety and replaced with:


            "Cancellation of this Policy by the Company shall not affect the insurance coverage on Loans previously reported to the Company for insurance pursuant to the fourth paragraph of the Policy, and the Assured shall continue to remit monthly premium payment with respect to all such Loans."



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, form a part of Policy No. V 09 issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


      It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 under Provisions and Stipulations is supplemented by an additional definition as follows:


            i. "Physical Damage" means any unrestored or unremediated tangible injury, other than reasonable wear and tear, to the real property that collateralizes the Loan whether caused by accident or otherwise, including, but not limited to, physical injury to or destruction of the property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife, or acts of terrorism or war, that materially affects the use, marketability or value of the property. For the purposes of this definition, "materially" means that the total costs of restoration or remediation of the property due to such injury is at least $1500.00.



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------

                                   ENDORSEMENT

      This endorsement, effective August 1, 2006, forms a part of Policy No. V
      09

      issued to The Bank of New York as Trustee for the benefit of the holders of Home Equity Loan Asset Backed Certificates, Series 2006-S4, and Ambac Assurance Corporation

      by        OLD REPUBLIC INSURANCE COMPANY, Greensburg, Pennsylvania


         It is hereby understood and agreed that coincident with the effective date of the Policy, Section 1 (e) under Provisions and Stipulations is deleted in its entirety and replaced with:


            "Default" means the failure of the Borrower to make any payment to the Assured at the time and the manner and amount specified in the Note evidencing the Loan, provided the failure occurs after the date the Loan is reported for insurance hereunder and before Physical Damage to property collateralizing the Loan occurs.



      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of the Policy or any Endorsement attached thereto, except as herein set forth.

      This endorsement shall not be valid until countersigned by a duly authorized representative of the Company.

      Attest:   /s/                                /s/
                ---------------------------        ----------------------------
                       President                             Secretary

      Countersigned at Chicago, Illinois this 6th day of September
                        , 2006


      /s/                                       Authorized Representative
      -----------------------------------------